 As filed with the Securities and Exchange Commission on July 31, 2025
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
_____________________
Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)
____________________

Pennsylvania	46-2116489
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Berkshire Blvd., Suite 200
Wyomissing, Pennsylvania 19610
(Address of principal executive offices, including zip code)
____________________
Gaming and Leisure Properties, Inc.
Amended and Restated 2013 Long-Term Incentive Compensation Plan
(Full title of the plan)
_____________________
Brandon J. Moore
President, Chief Operating Officer & Secretary
845 Berkshire Blvd., Suite 200
Wyomissing, Pennsylvania 19610
(610) 401-2900
(Name, address and telephone number, including area code, of agent for service)
Copy to:

Kevin L. Vold Polsinelli PC 1401 Eye Street, NW, Suite 800 Washington, DC 20005 Telephone: (202) 783-3300 Facsimile: (202) 783-3535
_____________________
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Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

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EXPLANATORY NOTE

This registration statement on Form S-8 (“Registration Statement”) has been prepared and filed pursuant to and in accordance with the requirements of General Instruction E to Form S-8 for the purpose of registering an additional 4,500,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of Gaming and Leisure Properties, Inc. (the “Company”) that are issuable at any time or from time to time pursuant to the Gaming and Leisure Properties, Inc. Amended and Restated 2013 Long-Term Incentive Compensation Plan (the “Plan”). In accordance with General Instruction E to Form S-8, the contents of the Registration Statements on Form S-8 filed for the Plan with the Securities and Exchange Commission (the “Commission”) on October 31, 2013 (File No. 333-192017) and October 16, 2020 (File No. 333-249523), including the documents incorporated by reference therein, are incorporated by reference into this Registration Statement, except as supplemented by the information set forth below.
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.	Incorporation of Documents by Reference.
The following documents previously filed with the Securities and Exchange Commission (the “SEC”) by the Company are incorporated by reference in this Registration Statement:

(a)
The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 20, 2025, including applicable portions of the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Shareholders, filed on April 29, 2025; and

(b)	The Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, filed on April 24, 2025, and the quarter ended June 30, 2025, filed on July 24, 2025;

(c)	The Company’s Current Reports on Form 8-K, filed on January 31, 2025; March 17, 2025; May 2, 2025; June 16, 2025 and July 18, 2025; and

(d)
The description of the Company’s Common Stock contained in the registration statement on Form 8-A (File No. 001-36124) filed with the SEC on October 9, 2013 to register such securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed with the SEC by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items), prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement, or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Registration Statement, modifies or supersedes such prior statement. Any statement contained in this Registration Statement shall be deemed to be modified or superseded to the extent that a statement contained in a subsequently filed document that is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.
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Item 8. Exhibits.

4.1	Amended and Restated Articles of Incorporation of Gaming and Leisure Properties, Inc. (Incorporated by reference to Exhibit 3.1 to the Company’s current report on Form 8-K filed on June 15, 2018).

4.2	Second Amended and Restated Bylaws of Gaming and Leisure Properties, Inc. (Incorporated by reference to Exhibit 3.1 to the Company's current report on Form 8-K filed on December 13, 2023).

4.3
Indenture, dated as of October 30, 2013, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee. (Incorporated by reference to Exhibit 4.1 to the Company's current report on Form 8-K filed on November 1, 2013).

4.4
First Supplemental Indenture, dated as of March 28, 2016, by and among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers and Wells Fargo Bank, National Association, as Trustee. (Incorporated by reference to Exhibit 4.1 to the Company's current report on Form 8-K filed on March 28, 2016).

4.5
Second Supplemental Indenture, dated as of April 28, 2016, by and among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers and Gaming and Leisure Properties, Inc, as Parent Guarantor and Wells Fargo Bank, National Association, as Trustee. (Incorporated by reference to Exhibit 4.3 to the Company's current report on Form 8-K filed on April 28, 2016).

4.6
Third Supplemental Indenture, dated as of April 28, 2016, by and among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers and Gaming and Leisure Properties, Inc. as Parent Guarantor and Wells Fargo Bank, National Association, as Trustee. (Incorporated by reference to Exhibit 4.4 to the Company's current report on Form 8-K filed on April 28, 2016).

4.7
Fourth Supplemental Indenture, dated May 21, 2018, by and among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers' 4.375% Senior Notes due 2018. (Incorporated by reference to Exhibit 4.3 to the Company's current report on Form 8-K, filed on May 22, 2018).

4.8
Fifth Supplemental Indenture, dated May 21, 2018, among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers' 5.250% Senior Notes due 2025. (Incorporated by reference to Exhibit 4.4 to the Company's current report on Form 8-K, filed on May 22, 2018).

4.9
Sixth Supplemental Indenture, dated May 21, 2018, by and among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers' 5.750% Senior Notes due 2028. (Incorporated by reference to Exhibit 4.5 to the Company's current report on Form 8-K, filed on May 22, 2018).

4.10
Seventh Supplemental Indenture, dated as of September 26, 2018, by and among GLP Capital, L.P. and GLP Financing II, Inc. as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers' 5.300% Senior Notes due 2029. (Incorporated by reference to Exhibit 4.4 to the Company's current report on Form 8-K, filed on September 26, 2018).

4.11
Eighth Supplemental Indenture, dated August 29, 2019, among GLP Capital, L.P. and GLP Financing II, Inc., as issuers, Gaming and Leisure Properties, Inc., as parent guarantor, and Wells Fargo Bank, National Association, as trustee, relating to the issuers’ 3.350% Senior Notes due 2024. (Incorporated by reference to Exhibit 4.3 of the Company's current report on Form 8-K, filed on September 5, 2019).

4.12
Ninth Supplemental Indenture, dated August 29, 2019, among GLP Capital, L.P. and GLP Financing II, Inc., as issuers, Gaming and Leisure Properties, Inc., as parent guarantor, and Wells Fargo Bank, National Association, as trustee, relating to the issuers’ 4.000% Senior Notes due 2030. (Incorporated by reference to Exhibit 4.4 of the Company's current report on Form 8-K, filed on September 5, 2019).

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4.13
Tenth Supplemental Indenture, dated as of June 25, 2020, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (Incorporated by reference to Exhibit 4.3 of the Company's current report on Form 8-K filed on July 1, 2020).

4.14
Eleventh Supplemental Indenture, dated as of December 13, 2021, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc. as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee. (Incorporated by reference to Exhibit 4.3 of the Company's current report on Form 8-K filed on December 17, 2021).

4.15
Twelfth Supplemental Indenture, dated as of November 22, 2023, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (Incorporated by reference to Exhibit 4.3 to the Company's current report on Form 8-K filed on November 28, 2023).

4.16
Thirteenth Supplemental Indenture, dated as of August 6, 2024, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (Incorporated by reference to Exhibit 4.3 to the Company's current report on Form 8-K filed on August 12, 2024).

4.17
Fourteenth Supplemental Indenture, dated as of August 6, 2024, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (Incorporated by reference to Exhibit 4.4 to the Company's current report on Form 8-K filed on August 12, 2024).

4.18	Form of 2026 Note (Incorporated by reference to Exhibit 4.4 and included in Exhibit 4.4 to the Company's current report on Form 8-K filed on April 28, 2016).
4.19	Form of 2025 Note (Incorporated by reference to Exhibit 4.6 and included in Exhibit 4.4 to the Company's current report on Form 8-K, filed on May 22, 2018).
4.20	Form of 2028 Note (Incorporated by reference to Exhibit 4.7 and included in Exhibit 4.5 to the Company's current report on Form 8-K, filed on May 22, 2018).
4.21	Form of 2029 Note (Incorporated by reference to Exhibit 4.8 and included in Exhibit 4.4 to the Company's current report on Form 8-K, filed on September 26, 2018).
4.22	Form of 2024 Note. (Incorporated by reference to Exhibit 4.9 and included in Exhibit 4.3 of the Company's current report on Form 8-K, filed on September 5, 2019).
4.23	Form of 2030 Note (Incorporated by reference to Exhibit 4.10 and included in Exhibit 4.4 of the Company's current report on Form 8-K, filed on September 5, 2019).
4.24	Form of 2031 Note (Incorporated by reference to Exhibit 4.11 and included in Exhibit 4.3 to the Company's current report on Form 8-K filed on August 18, 2020).
4.25	Form of 2032 Note (Incorporated by reference to Exhibit 4.12 and included in Exhibit 4.3 to the Company's current report on Form 8-K filed on December 17, 2021).
4.26	Form of 2033 Note (Incorporated by reference to Exhibit 4.13 and included in Exhibit 4.3 to the Company's current report on Form 8-K filed on November 28, 2023).
4.27	Form of 2034 Note (Incorporated by reference to Exhibit 4.5 and included in Exhibit 4.3 to the Company's current report on Form 8-K filed on August 12, 2024).
4.28	Form of 2054 Note (Incorporated by reference to Exhibit 4.6 and included in Exhibit 4.4 to the Company's current report on Form 8-K filed on August 12, 2024).
5.1*	Opinion of Polsinelli PC.

23.1*	Consent of Deloitte & Touche LLP, independent registered public accounting firm

23.2*	Consent of Polsinelli PC (included in Exhibit 5.1)

24.1*	Power of attorney (included on signature pages hereto)
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99.1
Gaming and Leisure Properties, Inc. Amended and Restated 2013 Long-Term Incentive Compensation Plan (Incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2025, filed on July 24, 2025).

107*	Fee Table
*    Filed herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania, on July 31, 2025.

GAMING AND LEISURE PROPERTIES, INC.
(Registrant)
By:	/s/ Peter M. Carlino
Name:	Peter M. Carlino
Title:	Chairman of the Board and
Chief Executive Officer
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter M. Carlino and Desiree A. Burke, and each or any of them, as his or her true and lawful attorneys-in-fact and agents, each with the full power of substitution, for him or her and in their name, place or stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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Signature	Title	Date

/s/ Peter M. Carlino Peter M. Carlino	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	July 31, 2025

/s/ Desiree A. Burke	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 31, 2025
Desiree A. Burke

/s/ Debra Martin Chase	Director	July 31, 2025
Debra Martin Chase

/s/ Carol Lynton	Director	July 31, 2025
Carol Lynton

/s/ Joseph W. Marshall, III	Director	July 31, 2025
Joseph W. Marshall, III

/s/ James B. Perry	Director	July 31, 2025
James B. Perry

/s/ Earl C. Shanks	Director	July 31, 2025
Earl C. Shanks

/s/ E. Scott Urdang	Director	July 31, 2025
E. Scott Urdang

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